Exhibit 99.1

 *  May 2014  NASDAQ: FNHC

 NASDAQ: FNHC  SAFE HARBOR STATEMENT  Safe harbor statement under the Private Securities Litigation Reform Act of 1995:Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements.Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products, or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing.The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases or to underwrite in additional jurisdictions, and the timing thereof; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission.In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods.Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  *

# FEDERATED NATIONAL - KEY STATS

- **Headquarters:** Sunrise, Florida
- **Ticker:** FNHC (NASDAQ-GM)
- **Common Stock Offering:** $30 million (Priced at $10.75 on 11/20/2013)
- **Company Overview (As of 5/5/2014):**
  Market Cap: $224.8 Million
  Stock Price: $20.46
  Common Shares Out: 11.0 Million
  Annual Dividend (LTM): $0.12
  "A" rating by Demotech since 1998

A Exceptional
Financial Stability Rating®
Demotech, Inc.

- **Ownership / Valuation:**
  Institutional / Insider Holdings: 40.3% / 9.3%
  P / Book of 1.9x and P / 2014 EPS of 13.2x
- **Financial Highlights (LTM):**
  Direct Premiums Written ("DPW"): $279.1M
  Net Premiums Earned ("NPE"): $130.1M
  Diluted EPS: $1.90
  GAAP Equity (3/31/2014): $117.6M

**3-Year Stock Price Performance**


$25
$20
$15
$10
$5
$0
550,000
500,000
450,000
$20.46
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
05/5/11
11/5/11
05/5/12
11/5/12
05/5/13
11/5/13
05/5/14
Volume
Price

FEDERATED NATIONAL
NASDAQ: FNHC

Source: Company Filings; SNL Financial
Note: Based on GAAP financial information LTM data as of March 31, 2014, Pricing as of May 5, 2014

3

 NASDAQ: FNHC  COMPANY PHILOSOPHY  *  CustomersProvide best in class customer service for our policyholders, agents, reinsurance partners and business partners while creating long-term shareholder valueCorporateBe a well-regarded employer that is mindful of the well-being of our employees and allow them to develop in an impartial, challenging, rewarding and cooperative environmentFinancialGenerate sustainable annual growth and long-term value for our shareholders by expanding market share, increasing sales and improving product mix, optimizing the investment portfolio on a risk-adjusted basis and improving scale

# WHO WE ARE

Our Structure

What We Insure

Where We Insure

Our Strategy

- Federated National Holding Company, also known as FedNat, is a holding company that controls substantially all aspects of insurance underwriting, distribution and claims processes through:
  - **Federated National Insurance Company ("FNIC")**: Florida domiciled insurance carrier
  - **Federated National Underwriters ("FNU"):** managing general agent
  - **Federated National Adjusting ("FNA"):** internal claims adjusting company
  - **Insure-Link:** direct-to-consumer independent insurance agency
- Underwrite multi-peril homeowners', commercial general liability, 100% ceded federal flood, personal non-standard auto and sell various other lines of insurance products
- Admitted carrier in FL, AL, GA, LA and TX, and a non-admitted carrier in AR, MO, NV and SC
- Network of approximately 3,500 independent agents, of which approximately 2,000 actively sell and service our products
- Have a marketing arrangement with an affiliate of Allstate whose agents market our homeowners' and commercial general liability policies in Florida
- Focused on further diversifying geographic exposure in Florida and expanding selectively into other states in the Southeast region

FEDERATED NATIONAL
NASDAQ: FNHC
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# EXCEPTIONAL MARKET OPPORTUNITY

- The Florida homeowners' insurance market is large, highly fragmented and dominated by Citizens and small domestic carriers
- Under pressure to reduce its risk exposure, Citizens accelerated efforts to divest hundreds of thousands of homeowners' policies in 2013, but accounted for approximately 17% of the market as of December 31, 2013
- Citizens' contraction and SB 1770 creates opportunity for private carriers to write additional homeowners' policies
- No CATs since 2005, contained sink hole exposure, shrinking Citizens, an improved rate environment and lower reinsurance costs offers an exceptional market opportunity
- Federated National joined the Property Insurance Clearinghouse in the 1st Quarter of 2014
- For the three months ended December 31, 2013, Federated National ranked 3rd based on the number of new personal residential homeowners' policies written (1)
- With only approximately 2.2% (1) of the Florida market share, Federated National has an opportunity for significant growth

## Top Personal Residential Homeowners' Insurers in Florida (1)

*As of December 31, 2013*

| 12/31/2013 Rank | 12/31/2012 Rank | Institution | Total DPW for Policies In-Force | Market Share |
|---|---|---|---|---|
| 1 | 1 | Citizens Property Insurance Corporation | $1,735,299,490 | 17.29% |
| 2 | 2 | Universal Property & Casualty Insurance Co. | 750,056,540 | 7.48% |
| 3 | 3 | State Farm Florida Insurance Company | 625,980,431 | 6.24% |
| 4 | 4 | Homeowners Choice P&C Insurance Company, Inc. | 391,214,109 | 3.90% |
| 5 | 9 | United Property & Casualty Insurance Company | 326,884,531 | 3.26% |
| 6 | 5 | Florida Peninsula Insurance Company | 318,063,596 | 3.17% |
| 7 | 7 | United Services Automobile Association | 294,894,052 | 2.94% |
| 8 | 6 | St. Johns Insurance Company, Inc. | 282,109,352 | 2.81% |
| 9 | 8 | Security First Insurance Company | 229,344,634 | 2.29% |
| 10 | 10 | Tower Hill Prime Insurance Company | 225,116,464 | 2.24% |
| 11 | 27 | Federated National Insurance Company | 216,213,179 | 2.15% |
| 12 | 40 | People's Trust Insurance Company | 208,316,455 | 2.08% |
| 13 | 11 | American Integrity Insurance Company of FL | 203,716,912 | 2.03% |
| 14 | 43 | Heritage Property & Casualty Insurance Company | 200,124,605 | 1.99% |
| 15 | 15 | Tower Hill Signature Insurance Company | 177,420,851 | 1.77% |
| 16 | 12 | Federal Insurance Company | 170,663,883 | 1.70% |
| 17 | 13 | USAA Casualty Insurance Company | 152,189,519 | 1.52% |
| 18 | 16 | Tower Hill Preferred Insurance Company | 151,042,799 | 1.51% |
| 19 | 14 | Castle Key Insurance Company | 137,252,916 | 1.37% |
| 20 | 18 | AIG Property Casualty Company | 133,917,136 | 1.33% |
| Top 20 | | | $10,049,075,125 | 69.07% |
| Grand Total | | | 10,053,675,062 | 100.00% |

Note: Includes personal residential and excludes commercial residential business

(1) Source: Florida Office of Insurance Regulation

FEDERATED NATIONAL
NASDAQ: FNHC
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# PREMIUM COMPOSITION

- Primarily focused on homeowners' insurance in Florida, but have product initiatives in Alabama, Georgia, Louisiana, South Carolina and Texas

- Licensed and prudently looking for growth opportunities in other states

**DPW by Line of Business**

***Last Twelve Months***



Commercial General Liability 3.9%
Federal Flood 2.3%
Automobile 3.3%
Homeowners' 90.5%

**DPW by Geography (2)**

***March 31, 2014***



2.6% TX
1.2% LA
0.0% AL
0.0% GA
96.3% FL

**Total LTM DPW: $279,143 (1)**

(1) DPW in thousands. Last twelve months data as of March 31, 2014
(2) Admitted carrier in FL, AL, GA, LA and TX, and a non-admitted carrier in AR, MO, NV and SC
Note: Based on GAAP financial information; March 31, 2014 financials reflect unaudited information

FEDERATED NATIONAL
NASDAQ: FNHC
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 NASDAQ: FNHC  HOMEOWNERS’ POLICY GROWTH  *  Policy In-Force Count  Premium In-Force  Y/Y Growth of 117.9%  Y/Y Growth of 100.3%  Note: Based on GAAP financial information

 NASDAQ: FNHC  We have diversified our risk concentration by increasing our policy count outside the Tri-County (Miami-Dade, Broward, Palm Beach counties) area from 54% at 12/31/2010 to 82% at 3/31/2014   FLORIDA GEOGRAPHIC DIVERSIFICATION  *  Florida HO Policy CompositionMarch 31, 2014  Total Policies: 134,100  Total Policies: 43,132  Florida Regions  Florida HO Policy CompositionDecember 31, 2010

# UNDERWRITING PROCESS

**Sophisticated Analytics**

- Utilize point of sale software which ensures rate adequacy
- Delivers instantaneous risk analytics and quoting and binding capabilities
- Provides agents with access to numerous key data points essential to assessing risk factors

**Underwriting Standards**

- Focus on higher value properties
- Emphasis on newer properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected losses
- Largely avoided claims associated with sinkhole losses by carefully underwriting certain geographic areas in Florida

**Geographic Diversification**

- Reduced geographic concentration in the Tri-County area and expanded in other counties in Florida
- Greater diversification has enhanced underwriting results and reduced our risk exposure
- Select expansion into Alabama, Georgia, Louisiana, South Carolina and Texas

FEDERATED NATIONAL
NASDAQ: FNHC

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# QUALITY GROWTH IN HOMEOWNERS' PORTFOLIO

## Total Insured Value and Policies In-Force



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
TIV ($ Billions)
140
120
100
80
60
40
20
0
PIF (Thousands)
52.6
43.1
43.8
61.1
116.4
134.1
$13.0
$13.1
$13.3
$21.5
$51.3
$58.9
2009
2010
2011
2012
2013
3/31/2014
Total Insured Value
Polices In-Force

## 1-in-100 Year Probable Maximum Loss (1) / In-Force Premium



600%
500%
400%
300%
200%
100%
0%
486%
351%
302%
209%
219%
222%
2009
2010
2011
2012
2013
2014P

FEDERATED NATIONAL
NASDAQ: FNHC

(1) Total modeled losses incurred in a 1-in-100 year catastrophe related event
Note: Probable Maximum Loss is modeled using RMS assuming LT, NoSS and NoLA

12

 NASDAQ: FNHC  SINKHOLE PERFORMANCE  *  Largely avoided claims associated with sinkhole loses by selectively underwriting certain geographic areas in Florida After the Florida Legislature enacted stricter laws narrowing the definition of a sinkhole loss, FNIC established rates, forms and rules that allow us to market our property insurance to most regions of the State of Florida that we previously avoided

# ROBUST IN-HOUSE CLAIMS CAPABILITIES

**In-House Claims Adjuster**

- 8 field adjusters and 32 onsite (desk) adjusters; 9 claims managers and supervisors; in-house litigation manager; all of whom are fully licensed
- Average experience is over 10 years
- Long tenure with Federated National; over half of the homeowners' adjusters served the Company during the storms of 2004 and 2005
- Training and knowledge is promoted and enhanced through on and off-site education

**Strategic Alliance with CAT Adjuster**

- Owns 1/4 of Southeast Catastrophe Consulting Company, an independent CAT claims adjuster
- Dedicated CAT adjusters available to Federated National when needed
- All data and systems functionality is backed-up through a remote cloud-based computing system

**Efficient Claims Response**

- 24/7 new claims reporting capacity with immediate emergency response available when warranted
- Long standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service

FEDERATED NATIONAL
NASDAQ: FNHC
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# CATASTROPHE REINSURANCE PROGRAM

- $563 million of total coverage for CAT losses and LAE at a cost of $68 million in premiums
- Maximum single event coverage of $420 million
- $7 million pre-tax retention on the first 2 events
- 36 highly rated private global reinsurers that are long-term partners and the FHCF
- Most reinsurance partners are rated “A-” or higher by A.M. Best
- 2013-2014 reinsurance program was modeled to meet a 1:100 year catastrophe event using a RMS-Risklink model with loss amplification and without storm surge factors

## July 1, 2013 – June 30, 2014

### Reinstatement Premium Protection Paid for Second Event



$427 million
1:108 YR
(Actual)
Andrew-Equivalent Storm Today
$99 million
Wilma-Equivalent Storm Today
$67 million
Traditional FHCF Layer
90% of $309,000,000 xs $116,000,000
Excess Catastrophe Layer 4
$25,000,000
xs
$124,300,000
Excess Catastrophe Layer 3
$25,800,000 xs $98,500,000
Excess Catastrophe Layer 2
$48,500,000 xs $50,000,000
Excess Catastrophe Layer 1
$39,000,000 xs $11,000,000
Excess Catastrophe - Underlying Layer
$4,000,000 xs $7,000,000
Company Retention
$7,000,000

Note: As of November 2013

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# PROPOSED CATASTROPHE REINSURANCE PROGRAM

- $1.23 billion of total coverage for CAT losses and LAE. The cost is not yet determined.
- Maximum single event coverage of $887.3 million
- $16 million pre-tax retention on the first 2 events
- Most are highly rated private global reinsurers that are long -term partners and the FHCF.
- Most reinsurance partners are expected to be rated “A-” or higher by A.M. Best.
- 2014-2015 reinsurance program will be modeled to at least meet a 1:100 year catastrophe event using a RMS-Risklink model near-term with loss amplification and without storm surge factors.

## July 1, 2014 – June 30, 2015

### Reinstatement Premium Protection Paid for Second Event


$903.3 million
Optional Excess Catastrophe Layer 4
(Drops down to protect Federated to the 50 yr, post a 100 yr loss)
$69,300,000 xs 287,700,000
Andrew-Equivalent Storm Today
$225 million
Mandatory FHCF Layer Estimate
90% of $607,000,000 xs $227,000,000
*Amounts Subject to Change
Estimated FHCF Premium: $41,400,000
Excess Catastrophe Layer 3
$60,700,000 xs $227,000,000
Wilma-Equivalent Storm Today
$116 million
Excess Catastrophe Layer 2
$125,000,000 xs $100,000,000
Excess Catastrophe Layer 1
$84,000,000 xs $16,000,000
Company Retention

FEDERATED NATIONAL
NASDAQ: FNHC

Note: As of May 2014

16

# INVESTMENT STRATEGY

- Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk
- Utilize outside investment managers for the fixed income and equities portfolios
- As of March 31, 2014, 100% of the Company's fixed income portfolio was rated investment grade
  - Average duration: 3.81 years
  - Composite rating: A+ (S&P)
  - Average yield: 1.73%
- Historical total returns in cash and investments as of March 31, 2014
  - 1 Year: 4.10%
  - 2 Year: 5.46%
- Actively increasing fixed income concentration in portfolio

**Investments and Cash**

***As of March 31, 2014***

**($296.0 Million)**



State, Muni. and Political Subs 19%
Common Stock 13%
Cash & Short Term Inv. 17%
U.S. Gov. & Agency Sec. 13%
Corporate & Collateralized Mortgage Obligations 38%

FEDERATED NATIONAL
NASDAQ: FNHC
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 NASDAQ: FNHC  GAAP FINANCIAL HIGHLIGHTS  *  Note: Based on GAAP financial informationSource: Company Filings; SNL Financial; March 31, 2014 financials reflect unaudited information  Loss & LAE Ratio  Net Premiums Earned  Dollars in Millions

 NASDAQ: FNHC  GAAP FINANCIAL HIGHLIGHTS (CONTINUED)  *  Note: Based on GAAP financial informationSource: Company Filings; SNL Financial; March 31, 2014 financials reflect unaudited information  Reported BVPS & ROAE  Diluted Earnings Per Share

 NASDAQ: FNHC  FINANCIAL UPDATE  *  For the recent quarter ended March 31, 2014, we experienced strong growth in written premiums, revenue and earned premium. Further, we continued to build our policy base while maintaining our stringent underwriting criteria.   Note: Based on GAAP financial information; March 31, 2014 financials reflect unaudited information

 NASDAQ: FNHC  THE OPPORTUNITY  *  Attractive Valuation  Experienced ManagementTeam   Exceptional Market Opportunity  Over Two Decades of Florida P&C Experience  Strong Financial Performance

# CONTACT US

## Company Contacts

**Michael Braun**, *Chief Executive Officer & President*
Email: mbraun@FedNat.com
Phone: 954-308-1322

**Peter Prygelski,** *Chief Financial Officer & Treasurer*
Email: pprygelski@FedNat.com
Phone: 954-308-1252


FEDERATED NATIONAL
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Welcome to
Federated National Insurance Company

**Federated National Holding Company**
14050 N.W. 14th Street
Suite 180
Sunrise, FL 33323
Tel. (954) 581-9993 / (800) 293-2532
*www.FedNat.com*

FEDERATED NATIONAL
NASDAQ: FNHC
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